Exhibit 10.1
AMENDMENT No. 2 dated as of December 2, 2009 (this “Amendment”), to the Credit Agreement dated as of February 28, 2008, as amended and restated as of February 19, 2009, and as further amended by Amendment No. 1 as of June 2, 2009 (the “First Amendment”) (as so amended, the “Restated Credit Agreement”), among TECHNITROL, INC., a Pennsylvania corporation (the “Company”), SUBSIDIARIES of the Company party thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Restated Credit Agreement.
The Company intends to issue Permitted Convertible Notes (as defined below) and, in connection with the foregoing, has requested certain amendments to the Restated Credit Agreement. The Required Lenders are willing to agree to such amendments, on the terms and subject to the conditions set forth herein.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Section 1.01. Section 1.01 of the Restated Credit Agreement is hereby amended as follows:
(a) The following new defined terms are added in appropriate alphabetical order:
“Conversion Adjustment Amount” means, for any fiscal year, the product of (a) $0.12 and (b) a number that equals (i) the number of shares of common stock of the Company issued during such fiscal year upon conversion of the Permitted Convertible Notes plus (ii) the number of shares of common stock of the Company delivered during such fiscal year pursuant to the Permitted Call Spread Hedge Swap Contract to the counterparty thereto minus (iii) the number of shares of common stock of the Company purchased during such fiscal year by the Company pursuant to the Permitted Call Spread Hedge Swap Contract from the counterparty thereto.
“Permitted Call Spread Hedge Swap Contracts” means (a) a Swap Contract pursuant to which the Company acquires a call option requiring the counterparty thereto to deliver to the Company shares of common stock of the Company from time to time upon exercise of such option and (b) a Swap Contract pursuant to which the Company issues to the counterparty thereto warrants to acquire common stock of the Company, in each case entered into by the Company in connection with the issuance of the Permitted Convertible Notes for the purpose of raising the effective conversion price thereof; provided that (i) the terms, conditions and covenants of each such Swap Contract shall be such as are typical and customary for Swap Contracts of such type (as determined by the Board of Directors of the Company in good faith) and (ii) the settlement of each such Swap Contract does not require the Company to make any payment in cash or cash equivalents (other than payment of cash in lieu of issuance of fractional shares).
“Permitted Convertible Notes” means any senior unsecured notes issued by the Company that are convertible into common stock of the Company; provided that (a) the stated final maturity thereof shall be no earlier than 91 days after the Maturity Date, and shall not be subject to any conditions that could result in such stated final maturity occurring on a date that precedes the 91st day after the Maturity Date (it being understood that a repurchase of such notes on account of the occurrence of a “fundamental change” shall not be deemed to constitute a change in the stated final maturity thereof), (b) the terms, conditions and covenants of such notes shall be such as are typical and customary for notes of such type (as determined by the Board of Directors of the Company in good faith), (c) no Subsidiary of the Company shall Guarantee obligations of the Company thereunder and (d) the obligations in respect thereof shall not be secured by any Lien on any asset of the Company or any of its Subsidiaries.
“Scheduled AMI Doduco Europe/Asia Disposition” means the Disposition set forth on Part 3 of Schedule 7.05(i).
(b) The defined term “Consolidated Funded Debt” is hereby amended by adding the following proviso immediately before the period at the end thereof:
“; provided further that, solely for the purpose of determining compliance by the Company and its Subsidiaries with the covenant set forth in Section 7.11(b), Indebtedness under the Permitted Convertible Notes and the Permitted Call Spread Hedge Swap Contracts shall be excluded from the definition of the term “Consolidated Funded Debt””.
(c) The defined term “Equity Interests” is hereby amended by adding the following proviso immediately before the period at the end thereof:
“; provided, however, that the Permitted Convertible Notes shall not constitute Equity Interests of the Company”.
(d) The defined term “Prepayment Escrow Account” is hereby amended by replacing the reference to “Section 2.05(f)” therein with a reference to “Section 2.05(g)”.
(e) Clause (c) in the definition of the term “Prepayment Event” is hereby amended by (i) replacing the word “and” at the end of sub-clause (i) thereof with a comma, (ii) replacing “; or” at the end of sub-clause (ii) thereof with “, and” and

(iii) adding immediately after the end of sub-clause (ii) thereof the following new sub-clauses (iii) and (iv):
“(iii) any issuance of common stock in the Company in connection with the conversion of Permitted Convertible Notes, and
(iv) any issuance of Equity Interests in the Company in connection with the Permitted Call Spread Hedge Swap Contracts; or”.
SECTION 2. Amendment to Section 2.05. Section 2.05 is hereby amended as follows:
(a) by replacing each reference to Section 2.06(b) in the last sentence thereof with a reference to Section 2.06(c); and
(b) by (i) renumbering clauses (e) and (f) thereof as clauses (f) and (g), respectively, and (ii) adding immediately after clause (d) thereof the following new clause (e):
“(e) The Singapore Revolving Borrowers shall make the prepayments of Committed Singapore Revolving Loans referred to in paragraph (b)(i) of Section 2.06.”
SECTION 3. Amendment to Section 2.06. Section 2.06(b) of the Restated Credit Agreement is hereby amended and restated in its entirety as follows:
“(b) (i) The Aggregate Singapore Revolving Commitments shall automatically terminate, and the Singapore Revolving Borrowers shall repay all Committed Singapore Revolving Loans then outstanding, on the earlier of (A) the date of first issuance of the Permitted Convertible Notes and (B) the date of consummation of the Scheduled AMI Doduco Europe/Asia Disposition.
(ii) The Aggregate Primary Revolving Commitments shall be permanently reduced to $100,000,000 on the earlier of (A) the date of first issuance of the Permitted Convertible Notes and (B) the date of consummation of the Scheduled AMI Doduco Europe/Asia Disposition.”
SECTION 4. Amendment to Section 2.14. As of the earlier of (a) the date of first issuance of the Permitted Convertible Notes and (b) the date of consummation of the Scheduled AMI Doduco Europe/Asia Disposition:
(i) Section 2.14 of the Restated Credit Agreement is amended and restated in its entirety as follows:
“2.14 Reserved.”;
(ii) all references in the Restated Credit Agreement to Section 2.14, and all terms defined in Section 2.14, are deemed to be deleted; and

(iii) the defined term “Reallocated Primary Revolving Commitment” is deemed to be deleted.
SECTION 5. Amendment to Section 7.02. Section 7.02 of the Restated Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (l) thereof, (ii) replacing the period at the end of clause (m) thereof with “; and” and (iii) adding immediately after the end of clause (m) thereof the following new clauses (n) and (o):
“(n) Investments by the Company or any Subsidiary in any Subsidiary that is a Primary Revolving Borrower or a Singapore Revolving Borrower made with the proceeds of the issuance of the Permitted Convertible Notes to permit such Subsidiary to make any prepayment required to be made by it under Section 2.06(b)(i) or 7.03(l); and
(o) Investments in the form of the Permitted Call Spread Hedge Swap Contracts.”
SECTION 6. Amendments to Section 7.03. Section 7.03 of the Restated Credit Agreement is hereby amended as follows:
(a) by (i) deleting the word “and” at the end of clause (l) thereof and (ii) renumbering clauses (l) and (m) thereof as clauses (m) and (n), respectively;
(b) by adding immediately after the end of clause (k) thereof the following new clause (l):
“(l) Indebtedness under the Permitted Convertible Notes in an aggregate principal amount not to exceed $60,000,000 at any time outstanding; provided that, substantially concurrently with the issuance of the Permitted Convertible Notes, the Primary Revolving Borrowers shall apply all the Net Proceeds thereof (net of any portion thereof applied to enter into the Permitted Call Spread Hedge Swap Contracts) to prepay, in accordance with Section 2.05(a) or 2.05(b), as applicable, Committed Primary Revolving Loans and Swing Line Loans outstanding at such time;”; and
(c) by (i) replacing the period at the end of clause (n) thereof with “; and” and (ii) adding the following new clause (o) immediately after such clause (n):
“(o) Indebtedness in respect of the Permitted Call Spread Hedge Swap Contracts.”
SECTION 7. Amendment to Section 7.05. Section 7.05 of the Restated Credit Agreement is hereby amended to amend and restate clause (c) thereof in its entirety as follows:

“(c) Dispositions of cash and cash equivalents in the ordinary course of business (including as a result of making any payment required to be made under, or in respect of, retirement plans or other employee benefit plans of the Company and its Subsidiaries and satisfying other monetary obligations of the Company and its Subsidiaries permitted to be incurred and outstanding under this Agreement);”.
SECTION 8. Amendment to Section 7.06(a). Section 7.06(a) of the Restated Credit Agreement is hereby amended as follows:
(a) clause (iii) thereof is amended by (i) adding immediately after the figure “$5,000,000” therein the phrase “plus the Conversion Adjustment Amount for such fiscal year” and (ii) deleting the word “and” at the end thereof;
(b) the period at the end of clause (iv) thereof is replaced with “; and”; and
(c) the following new clause (v) is added immediately after the end of clause (iv) thereof:
“(v) the Company may enter into, and perform its obligations under, the Permitted Call Spread Hedge Swap Contracts.”
SECTION 9. Amendment to Section 7.11(a). Section 7.11(a) of the Restated Credit Agreement is amended and restated, as of the earlier of (a) the date of first issuance of the Permitted Convertible Notes and (b) the date of consummation of the Scheduled AMI Doduco Europe/Asia Disposition, in its entirety as follows:
“(a) Consolidated Fixed Charge Coverage Ratio. Fail to maintain on a consolidated basis in accordance with GAAP, at the end of each fiscal quarter of the Company beginning with the fiscal quarter ending on June 27, 2008, a ratio of Consolidated EBITDA to Consolidated Fixed Charges for the four consecutive fiscal quarters ending on the last day of such fiscal quarter not less than (i) 1.50 to 1.00, in the case of any fiscal quarter of the Company ending prior to March 27, 2009, (ii) 2.00 to 1.00, in the case of the fiscal quarter of the Company ending on March 27, 2009, (iii) 1.25 to 1.00, in the case of any fiscal quarter of the Company ending on or after June 26, 2009 and on or prior to December 25, 2009, and (iv) 1.50 to 1.00, in the case of any fiscal quarter of the Company ending on or after March 26, 2010.”
SECTION 10. Amendment to Section 7.11(b). Section 7.11(b) of the Restated Credit Agreement is amended and restated, as of the earlier of (a) the date of first issuance of the Permitted Convertible Notes and (b) the date of consummation of the Scheduled AMI Doduco Europe/Asia Disposition, in its entirety as follows:
“(b) Consolidated Leverage Ratio. Fail to maintain on a consolidated basis in accordance with GAAP, at the end of each fiscal quarter of the Company beginning with the fiscal quarter ending on June 27, 2008, a ratio (the

“Consolidated Leverage Ratio”) of Consolidated Funded Debt at the end of such fiscal quarter to Consolidated EBITDA for the four consecutive fiscal quarters ending on the last day of such fiscal quarter not exceeding (i) 3.50 to 1.00, in the case of any fiscal quarter of the Company ending on or prior to December 26, 2008, (ii) 4.50 to 1.00, in the case of any fiscal quarter of the Company ending on March 27, 2009 or June 26, 2009, (iii) 4.00 to 1.00, in the case of the fiscal quarter of the Company ending on September 25, 2009, (iv) 3.50 to 1.00, in the case of the fiscal quarter of the Company ending on December 25, 2009, (v) 3.00 to 1.00, in the case of the fiscal quarter of the Company ending on March 26, 2010 and (vi) 2.75 to 1.00, in the case of any fiscal quarter of the Company ending on or after June 25, 2010.”
SECTION 11. Amendments to Section 7.15. Section 7.15 of the Restated Credit Agreement is hereby amended by (a) designating the existing paragraph thereof as paragraph “(a)” and (b) inserting a new paragraph at the end thereof as follows:
“(b) Prepay, redeem, repurchase, defease or make any other payment in respect of the Permitted Convertible Notes, other than:
(i) regularly scheduled interest payments as and when due; and
(ii) payments upon conversion of any Permitted Convertible Notes into common stock of the Company made solely in common stock of the Company, together with cash payments in lieu of issuance of fractional shares and payments of accrued but unpaid interest, in each case in connection with such conversion.”
SECTION 12. Amendment to Section 10.20. (a) Section 10.20 of the Restated Credit Agreement is hereby amended by amending and restating each of subsections (c) and (d) thereof in its entirety as follows:
“(c) Reserved.
(d) Reserved.”
(b) The defined term “Release Date” is hereby deemed to be deleted.
SECTION 13. Amendment to Schedules. Schedule 7.05(i) to the Restated Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule 1 attached hereto.
SECTION 14. Certain Waivers. Each Lender party hereto hereby waives, solely in respect of the permanent reduction of Aggregate Primary Revolving Commitments and prepayment of Commitment Primary Revolving Loans and Swing Line Loans contemplated by Sections 2.06(b)(ii) and 7.03(l) of the Restated Credit Agreement, compliance with Sections 2.05(a), 2.05(b) and 2.06(c) of the Restated Credit Agreement, insofar as such Sections require prior notice of such reduction or prepayment and that such reduction or prepayment be in an aggregate amount that is a whole multiple as specified therein.
SECTION 15. Concerning the First Amendment. As of the Amendment Effective Date (as defined below), the provisions of Sections 9 and 10 of the First Amendment shall terminate and cease to be in effect.
SECTION 16. Representations and Warranties. Each Borrower represents and warrants to the Agents, the Lenders and the L/C Issuers that:
(a) this Amendment has been duly authorized and duly and validly executed by each Borrower and each of (i) this Amendment and (ii) the Restated Credit Agreement, as amended hereby, constitutes the legal, valid, and binding obligations of each Borrower, enforceable against such Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditor’s rights generally;
(b) all representation and warranties of each Borrower contained in the Restated Credit Agreement are true and correct in all material respects as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations are true and correct in all material respects as of such earlier date); and
(c) no Default has occurred and is continuing on the date hereof.
SECTION 17. Effectiveness. This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which each the following conditions shall have been satisfied:
(a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of each Borrower, the Administrative Agent and the Required Lenders;
(b) the Administrative Agent shall have received a certificate of the chief financial officer of the Company, dated the Amendment Effective Date, certifying that the representations and warranties set forth in Section 16 hereof (in each case, substituting all references therein to the “date hereof” with references to the “Amendment Effective Date”) are true and correct as of the Amendment Effective Date; and
(c) the Administrative Agent shall have received all amounts due and payable to it on or prior to the Amendment Effective Date, including the reimbursement or payment of all out-of-pocket expenses (including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP) incurred in connection with this Amendment.

SECTION 18. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Lenders and the L/C Issuers under any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document (including, for the avoidance of doubt, any guarantee obligations and indemnity obligations of the Guarantors (as defined in the Guarantee Agreement)), all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions in the Restated Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document for all purposes under the Restated Credit Agreement and the other Loan Documents. On and after the Amendment Effective Date, any reference to the Restated Credit Agreement contained in the Loan Documents shall mean the Restated Credit Agreement as modified hereby.
SECTION 19. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 20. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 21. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TECHNITROL, INC.,
by:	/s/ Drew A. Moyer
	Name:	Drew A. Moyer
	Title:	Sr. Vice President & CFO

AMI DODUCO, INC.,
by:	/s/ Drew A. Moyer
	Name:	Drew A. Moyer
	Title:	Chief Executive Officer

PULSE ENGINEERING, INC.,
by:	/s/ Drew A. Moyer
	Name:	Drew A. Moyer
	Title:	Secretary & Treasurer

TECHNITROL DELAWARE, INC.,
by:	/s/ Drew A. Moyer
	Name:	Drew A. Moyer
	Title:	President

AMI DODUCO HOLDING GMBH, AMI DODUCO NEDERLAND, B.V., PULSE NEDERLAND B.V., PULSE DENMARK APS,
by:	/s/ Drew A. Moyer
	Name:	Drew A. Moyer
	Title:	Director

THE COMMON SEAL OF

PULSE ELECTRONICS (SINGAPORE) PTE LTD.,

WAS HEREUNTO AFFIXED IN THE PRESENCE OF:

/s/ K.C. Ng

Director: K.C. Ng

/s/ Leong Yoke Yeng
~~Director~~/Secretary: Leong Yoke Yeng

THE COMMON SEAL OF

TECHNITROL SINGAPORE HOLDINGS, PTE. LTD.,

WAS HEREUNTO AFFIXED IN THE PRESENCE OF:

/s/ K.C. Ng

Director: K.C. Ng

/s/ Leong Yoke Yeng
~~Director~~/Secretary: Leong Yoke Yeng

JPMORGAN CHASE BANK, N.A., as Lender and as Administrative Agent,
by:	/s/ Deborah R. Winkler
	Name:	Deborah R. Winkler
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO THE RESTATED CREDIT AGREEMENT
OF TECHNITROL, INC.

LENDER: Bank of America, N.A.
by:	/s/ Michael Strigel
	Name:	Michael Strigel
	Title:	Vice President

by:
Name:
Title

SIGNATURE PAGE TO AMENDMENT NO. 2
TO THE RESTATED CREDIT AGREEMENT
OF TECHNITROL, INC.
LENDER: Danske Bank A.S.

by:	/s/ Merete Ryvald-Christensen
	Name:	Merete Ryvald-Christensen
	Title:	Senior Credit Administrator

by:	/s/ Niels Bang-Hansen
	Name:	Niels Bang-Hansen
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO THE RESTATED CREDIT AGREEMENT
OF TECHNITROL, INC.
LENDER: Citibank, N.A.

by:	/s/ Anthony J. Timpanaro
	Name:	Anthony J. Timpanaro
	Title:	V.P.

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2
TO THE RESTATED CREDIT AGREEMENT
OF TECHNITROL, INC.
LENDER: Citibank, N.A. Singapore

by:	/s/ Poh Bee Lin
	Name:	Poh Bee Lin
	Title:	Director

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2
TO THE RESTATED CREDIT AGREEMENT
OF TECHNITROL, INC.
LENDER: Citizens Bank of Pennsylvania

by:	/s/ Carol Castle
	Name:	Carol Castle
	Title:	Senior Vice President

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2
TO THE RESTATED CREDIT AGREEMENT
OF TECHNITROL, INC.
LENDER: Landesbank Baden-Wuerttemberg, New-York and/or
Cayman Islands Branch

by:	/s/ François Delangle
	Name:	François Delangle
	Title:	Vice President

by:	/s/ Ralf Enders
	Name:	Ralf Enders
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO THE RESTATED CREDIT AGREEMENT
OF TECHNITROL, INC.
LENDER: Bank of China, New York Branch

by:	/s/ William W. Smith
	Name:	William W. Smith
	Title:	Deputy General Manager

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2
TO THE RESTATED CREDIT AGREEMENT
OF TECHNITROL, INC.
LENDER: BNP Paribas

by:	/s/ Todd Rodgers
	Name:	Todd Rodgers
	Title:	Director

by:	/s/ Mary-Ann Wong
	Name:	Mary-Ann Wong
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO THE RESTATED CREDIT AGREEMENT
OF TECHNITROL, INC.
LENDER: Comerica Bank

by:	/s/ Liesl Eckhardt
	Name:	Liesl Eckhardt
	Title:	Assistant Vice President

by:
Name:
Title:

Schedule 1
to Amendment No. 2 to
the Restated Credit Agreement.
Scheduled Dispositions
Part 1:
The sale by the Company and its Subsidiaries of assets constituting all or substantially all of the Medtech business of the Company and its Subsidiaries, it being understood that such sale may be made by means of a sale of such assets or of the Equity Interests in some or all of the Subsidiaries of the Company that own such assets (including the Subsidiaries set forth below), so long as such Subsidiaries do not own any other material assets other than assets comprising the MEMS business, which may be transferred to the buyer subject to an agreement to re-transfer such assets at the direction of the Company:
Pulse Components ApS
Pulse Vietnam Co., Ltd
Pulse ApS
Pulse Polska Sp. Z.o.o.
Pulse US, Inc.
Pulse Nederland B.V.
Part 2:
The sale by the Company and its Subsidiaries of assets constituting all or substantially all of the AMI Doduco business of the Company and its Subsidiaries, it being understood that (a) such sale may be made by means of a sale of such assets or of the Equity Interests in some or all of the Subsidiaries of the Company that own such assets (including the Subsidiaries set forth below), so long as such Subsidiaries do not own any other material assets and (b) the Company and its Subsidiaries may retain an equity interest of not more than 20% in the AMI Doduco business:
AMI Doduco, Inc.
AMI Doduco Components B.V.
AMI Doduco (PR) LLC
AMI Doduco Investors (DE) LLC
AMI Doduco (DE) LLC
AMI Doduco (Mexico), S. de R.L. de C.V.
AMI Doduco Singapore Holdings Pte. Ltd.
AMI Doduco Tianjin Electrical Contacts Manufacturing Co. Ltd.
AMI Doduco Espana S.L.
AMI Doduco GmbH

Part 3:
The sale by the Company and its Subsidiaries of assets constituting all or substantially all of the AMI Doduco business of the Company and its Subsidiaries outside North America, it being understood that (a) such sale may be made by means of a sale of such assets or of the Equity Interests in some or all of the Subsidiaries of the Company that own such assets (including the Subsidiaries set forth below), so long as such Subsidiaries do not own any other material assets, and (b) the Company and its Subsidiaries may retain an equity interest of not more than 20% in the AMI Doduco business:
AMI Doduco Components B.V.
AMI Doduco Singapore Holdings Pte. Ltd.
AMI Doduco Tianjin Electrical Contacts Manufacturing Co. Ltd.
AMI Doduco Espana S.L.
AMI Doduco GmbH

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